SHARE EXCHANGE AGREEMENT


THIS AGREEMENT is made as of the 20th day of February, 2007


AMONG:

          PARAGON FINANCIAL CORPORATION, a corporation formed pursuant to the laws of the State of Delaware and having an office for business at 2207 Sawgrass Village Drive, Ponte Vedra Beach, Florida 32082 ("Paragon")

AND:

          C W PARTICIPACOES, LTDA., a limited liability company formed pursuant to the laws of Brazil and having an office for business located at Alameda Rio Negor, 585-7th andar-Edificio Padauiri 06454-000-Alphaville-barnueri-SP-Brazil ("CW").

          UNIONE CONSULTING LTDA., a limited liability company formed pursuant to the laws of Brazil and having an office for business located at Alameda Rio Negro, 585-7th andar-Edificio Padauiri 06454-000-Alphaville-Barnueri-SP-Brasil. ("Unione")

          UNIONE CONSULTING CHILE S.A.

AND:

          NEWMARKET TECHNOLOGY, INC., a company formed pursuant to the laws of Nevada and having an office for business located at 14860 Montfort Drive, Suite 210, Dallas, Texas 75254 and the 99.9998% owner of C W Participacoes Ltda. ("NewMarket")


WHEREAS:

A.       NewMarket  owns  4,510,490  quotas  or  99.9998%  of the  total  quotas
(4,510,500) of CW. CW owns 933,900 quotas or 99.99% of the total quotas (934,000) of Unione. Unione owns 99,999 shares or 99.999% of the total shares (100,000) of Unione Consulting Chile S.A. For the purposes of this agreement, C.W. Participacoes, Unione Brazil and Unione Chile shall be considered as "Unione".

B. Paragon is a reporting company whose common stock is quoted on the Pink Sheets; and

C. The respective Boards of Directors of Paragon and Unione deem it advisable and in the best interests of Paragon and Unione that Unione become a wholly-owned subsidiary of Paragon (the "Acquisition") pursuant to this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1  In this Agreement the following terms will have the following meanings:

     (a) "Acquisition" means the Acquisition, at the Closing, of Unione by Paragon pursuant to this Agreement;

     (b) "Acquisition Shares" means the 100 Paragon Series H Preferred Shares to be issued to NewMarket at Closing pursuant to the terms of the Acquisition;

     (c) "Agreement" means this share purchase agreement among Paragon, Unione, and NewMarket;

     (d) "Paragon Accounts Payable and Liabilities" means all accounts payable and liabilities of Paragon, on a consolidated basis, due and owing or otherwise constituting a binding obligation of Paragon and its subsidiaries (other than a Paragon Material Contract) as of December 31, 2006 as set forth is Schedule "A" hereto;

     (e) "Paragon Accounts Receivable" means all accounts receivable and other debts owing to Paragon, on a consolidated basis, as of December 31, 2006 as set forth in Schedule "B" hereto;

     (f) "Paragon Assets" means the undertaking and all the property and assets of the Paragon Business of every kind and description wheresoever situated including, without limitation, Paragon Equipment, Paragon Inventory, Paragon Material Contracts, Paragon Accounts Receivable, Paragon Cash, Paragon Intangible Assets and Paragon Goodwill, and all credit cards, charge cards and banking cards issued to Paragon;

     (g) "Paragon Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Paragon and its subsidiaries or relating to the Paragon Business as set forth in Schedule "C" hereto;

     (h) "Paragon Business" means all aspects of any business conducted by Paragon and its subsidiaries;

     (i) "Paragon Cash" means all cash on hand or on deposit to the credit of Paragon and its subsidiaries on the Closing Date;

     (j) "Paragon Preferred Shares" means the shares of a new series of preferred stock of Paragon, $0.0001 par value per share, designated the "Series H", which will have the rights, powers and preferences set forth in accordance with the terms of the Certificate of Designation, in the form attached hereto as Exhibit "A".


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

     (k) "Paragon Debt to Related Parties" means the debts owed by Paragon to any affiliate, director or officer of Paragon as described in Schedule "D" hereto;

     (l) "Paragon Equipment" means all machinery, equipment, furniture, and furnishings used in the Paragon Business, including, without limitation, the items more particularly described in Schedule "E" hereto;

     (m) "Paragon Financial Statements" means, collectively, the audited consolidated financial statements of Paragon for the fiscal year ended December 31, 2005, together with the auditors' going concern report thereon, and the unaudited consolidated financial statements of Paragon for the three month period ended December 31, 2006, true copies of which are attached as Schedule "F" hereto;

     (n)  "Paragon   Goodwill"  means  the  goodwill  of  the  Paragon  Business including the right to all corporate, operating and trade names associated with the Paragon Business, or any variations of such names as part of or in connection with the Paragon Business, all books and records and other information relating to the Paragon Business, all necessary licenses and authorizations and any other rights used in connection with the Paragon Business;

     (o) "Paragon Insurance Policies" means the public liability insurance and insurance against loss or damage to the Paragon Assets and the Paragon Business as described in Schedule "G" hereto;

     (p) "Paragon Intangible Assets" means all of the intangible assets of Paragon and its subsidiaries, including, without limitation, Paragon Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Paragon and its subsidiaries;

     (q) "Paragon Inventory" means all inventory and supplies of the Paragon Business as of December 31, 2006, as set forth in Schedule "H" hereto; and

     (r) "Paragon Material Contracts" means the burden and benefit of and the right, title and interest of Paragon and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Paragon or its subsidiaries are entitled whereunder Paragon or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto.

     (s)  "Closing"  means  the   completion,   on  the  Closing  Date,  of  the
          transactions contemplated hereby in accordance with Article 9 hereof;

     (t) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived, but in any event no later than February 20th, 2007 ;

     (u) "Unione Accounts Payable and Liabilities" means all accounts payable and liabilities of Unione, due and owing or otherwise constituting a binding obligation of Unione (other than a Unione Material Contract) as of December 31, 2006 as set forth in Schedule "J" hereto;


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

     (v) "Unione Accounts Receivable" means all accounts receivable and other debts owing to Unione, as of December 31, 2006 as set forth in Schedule "K" hereto;

     (w) "Unione Assets" means the undertaking and all the property and assets of the Unione Business of every kind and description wheresoever situated including, without limitation, Unione Equipment, Unione Inventory, Unione Material Contracts, Unione Accounts Receivable, Unione Cash, Unione Intangible Assets and Unione Goodwill, and all credit cards, charge cards and banking cards issued to Unione;

     (x) "Unione Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Unione or relating to the Unione Business as set forth in Schedule "L" hereto;

     (y) "Unione Business" means all aspects of the business conducted by Unione;

     (z) "Unione Cash" means all cash on hand or on deposit to the credit of Unione on the Closing Date;

     (aa) "Unione Debt to Related Parties" means the debts owed by Unione and its subsidiaries to NewMarket or to any family member thereof, or to any affiliate, director or officer of Unione or NewMarket as described in Schedule "M";

     (bb) "Unione Equipment" means all machinery, equipment, furniture, and furnishings used in the Unione Business, including, without limitation, the items more particularly described in Schedule "N" hereto;

     (cc) "Unione Financial Statements" means collectively, the audited financial statements of Unione for the two fiscal years ended December 31, 2005, together with the unqualified auditors' report thereon, and the unaudited consolidated financial statements of Unione for the three month period ended December 31, 2006, true copies of which are attached as Schedule "O" hereto;

     (dd) "Unione Goodwill" means the goodwill of the Unione Business together with the exclusive right of Paragon to represent itself as carrying on the Unione Business in succession of Unione subject to the terms hereof, and the right to use any words indicating that the Unione Business is so carried on including the right to use the name "Unione" or "Unione International" or any variation thereof as part of the name of or in connection with the Unione Business or any part thereof carried on or to be carried on by Unione, the right to all corporate, operating and trade names associated with the Unione Business, or any variations of such names as part of or in connection with the Unione Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Unione Business, all necessary licenses and authorizations and any other rights used in connection with the Unione Business;

     (ee) "Unione Insurance Policies" means the public liability insurance and insurance against loss or damage to Unione Assets and the Unione Business as described in Schedule "P" hereto;

     (ff) "Unione Intangible Assets" means all of the intangible assets of Unione, including, without limitation, Unione Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Unione and its subsidiaries;


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
     (gg) "Unione Inventory" means all inventory and supplies of the Unione Business as of December 31, 2006 as set forth in Schedule "Q" hereto;

     (hh) "Unione Material Contracts" means the burden and benefit of and the right, title and interest of Unione in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Unione is entitled in connection with the Unione Business whereunder Unione is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto;

     (ii) "Unione Related Party Debts" means the debts owed by NewMarket or by any family member thereof, or by any affiliate, director or officer of Unione or NewMarket, to Unione as described in Schedule "S";

     (jj) "Unione Shares" means all of the issued and outstanding equity of Unione;

     (kk) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as Paragon and Unione may mutually agree upon;

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning Paragon

         Schedule "A"        Paragon Accounts Payable and Liabilities
         Schedule "B"        Paragon Accounts Receivable
         Schedule "C"        Paragon Bank Accounts
         Schedule "D"        Paragon Debts to Related Parties
         Schedule "E"        Paragon Equipment
         Schedule "F"        Paragon Financial Statements
         Schedule "G"        Paragon Insurance Policies
         Schedule "H"        Paragon Inventory
         Schedule "I"         Paragon Material Contracts


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

Information concerning Unione

         Schedule "J"        Unione Accounts Payable and Liabilities
         Schedule "K"        Unione Accounts Receivable
         Schedule "L"        Unione Bank Accounts
         Schedule "M"        Unione Debts to Related Parties
         Schedule "N"        Unione Equipment
         Schedule "O"        Unione Financial Statements
         Schedule "P"        Unione Insurance Policies
         Schedule "Q"        Unione Inventory
         Schedule "R"        Unione Material Contracts
         Schedule "S"      Unione Related Party Debts

Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                 THE ACQUISITION

Sale of Shares

2.1 NewMarket hereby agree to sell to Paragon the Unione Shares in exchange for the Acquisition Shares on the Closing Date and to transfer to Paragon on the Closing Date a 100% undivided interest in and to the Unione Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

Adherence with Applicable Securities Laws

2.2 NewMarket agrees that it is acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

     (a)  the sale is to Paragon;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144 thereunder; or

     (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to Paragon an opinion of counsel to that effect or such other written opinion as may be reasonably required by Paragon.

     NewMarket acknowledges that the certificates representing the Acquisition Shares shall bear the following legend:


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

        NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.


                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                   OF PARAGON

Representations and Warranties

3.1 Paragon hereby represents and warrants in all material respects to Unione and NewMarket, with the intent that Unione and NewMarket will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Paragon - Corporate Status and Capacity

     (a) Incorporation. Paragon is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware and in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on Business. Paragon conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business. The nature of the Paragon Business does not require Paragon to register or otherwise be qualified to carry on business in any jurisdiction;

     (c) Corporate Capacity. Paragon has the corporate power, capacity and authority to own the Paragon Assets and to enter into and complete this Agreement;

     (d) Reporting Status; Listing. Paragon is required to file current reports with the Securities and Exchange Commission pursuant to section 13 of the Securities Exchange Act of 1934, the common stock of Paragon, $0.0001 par value per share, is registered under section 12(g) of the Securities Exchange Act of 1934 and is quoted on the Pink Sheets, and, except as set forth in Schedule 3.1(d) attached hereto all reports required to be filed by Paragon with the Securities and Exchange Commission or NASD have been filed;

Paragon - Capitalization

     (e) Authorized Capital. The authorized capital of Paragon consists of 400,000,000 shares of common stock of Paragon, $0.0001 par value per share and 5,000,000 shares of preferred stock, of which 125,466,330 shares of common stock and -0-shares of preferred stock are presently issued and outstanding;

     (f) No Option, Warrant or Other Right. Except as set forth in Schedule 3.1(f) attached hereto, no person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of shares of common stock of Paragon or for the purchase, subscription or issuance of any of the unissued shares in the capital of Paragon;


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

Paragon - Records and Financial Statements

     (g) Charter Documents. The charter documents of Paragon and its subsidiaries have not been altered since the incorporation of each, respectively, except as filed in the record books of Paragon or its subsidiaries, as the case may be;

     (h) Corporate Minute Books. The corporate minute books of Paragon and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Paragon and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of Paragon and its subsidiaries. Paragon and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

     (i) Paragon Financial Statements. The Paragon Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Paragon, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the Paragon Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (j) Paragon Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Paragon or its subsidiaries which are not disclosed in Schedule "A" hereto or reflected in the Paragon Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Paragon Financial Statements, and neither Paragon nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Paragon as of December 31, 2006, are described in Schedule "A" hereto;

     (k) Paragon Accounts Receivable. All the Paragon Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Paragon, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Paragon as of December 31, 2006, are described in Schedule "B" hereto;

     (l) Paragon Bank Accounts. All of the Paragon Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "C" hereto;

     (m) No Debt to Related Parties. Except as disclosed in Schedule "D" hereto, neither Paragon nor any of its subsidiaries is, and on Closing will not be, indebted to any affiliate, director or officer of Paragon except accounts payable on account of bona fide business transactions of Paragon incurred in normal course of the Paragon Business, including employment agreements, none of which are more than 30 days in arrears;

     (n) No Related Party Debt to Paragon. No director or officer or affiliate of Paragon is now indebted to or under any financial obligation to Paragon or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

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
     (o) No Dividends. No dividends or other distributions on any shares in the capital of Paragon have been made, declared or authorized since the date of Paragon Financial Statements;

     (p) No Payments. No payments of any kind have been made or authorized since the date of the Paragon Financial Statements to or on behalf of officers, directors, shareholders or employees of Paragon or its subsidiaries or under any management agreements with Paragon or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (q) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Paragon;

     (r)  No Adverse Events. Since the date of the Paragon Financial Statements

          (i) there has not been any material adverse change in the consolidated financial position or condition of Paragon, its subsidiaries, its liabilities or the Paragon Assets or any damage, loss or other change in circumstances materially affecting Paragon, the Paragon Business or the Paragon Assets or Paragon' right to carry on the Paragon Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Paragon, its subsidiaries, the Paragon Business or the Paragon Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by Paragon to any of Paragon' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Paragon Business has been and continues to be carried on in the ordinary course,

          (v) Paragon has not waived or surrendered any right of material value,

          (vi) neither Paragon nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

Paragon - Income Tax Matters

(s) Tax Returns. All tax returns and reports of Paragon and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Paragon and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;


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

(t) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Paragon or its subsidiaries. Paragon is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Paragon - Applicable Laws and Legal Matters

(u) Licenses. Paragon and its subsidiaries hold all licenses and permits as may be requisite for carrying on the Paragon Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Paragon Business;

(v) Applicable Laws. Neither Paragon nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the Paragon Business, and neither Paragon nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the Paragon Business;

(w) Pending or Threatened Litigation. Other than what has been previously disclosed in routine periodic filings with the Securities and Exchange Commission, there is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Paragon, its subsidiaries, the Paragon Business, or any of the Paragon Assets nor does Paragon have any knowledge of any deliberate act or omission of Paragon or its subsidiaries that would form any material basis for any such action or proceeding;

(x) No Bankruptcy. Neither Paragon nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Paragon or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Paragon or its subsidiaries;

(y) Labor Matters. Neither Paragon nor its subsidiaries are party to any collective agreement relating to the Paragon Business with any labor union or other association of employees and no part of the Paragon Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Paragon, has made any attempt in that regard;

(z) Finder's Fees. Neither Paragon nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

(aa) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Paragon;

(bb) No Violation or Breach. The execution and performance of this Agreement will not:

     (i) violate the charter documents of Paragon or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Paragon or its subsidiaries are party,

     (ii) give any person any right to terminate or cancel any agreement including, without limitation, the Paragon Material Contracts, or any right or rights enjoyed by Paragon or its subsidiaries,

     (iii) result in any alteration of Paragon' or its subsidiaries' obligations under any agreement to which Paragon or its subsidiaries are party including, without limitation, the Paragon Material Contracts,

     (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Paragon Assets,

     (v) result in the imposition of any tax liability to Paragon or its subsidiaries relating to the Paragon Assets, or

     (vi) violate any court order or decree to which either Paragon or its subsidiaries are subject;

The Paragon Assets - Ownership and Condition

     (cc) Business Assets. The Paragon Assets comprise all of the property and assets of the Paragon Business, and no other person, firm or corporation owns any assets used by Paragon or its subsidiaries in operating the Paragon Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "E" or "H" hereto;

     (dd) Title. Paragon or its subsidiaries are the legal and beneficial owner of the Paragon Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "E" or "H" hereto;

     (ee) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Paragon Assets;

     (ff) Paragon Insurance Policies. Paragon and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the Paragon Assets and the Paragon Business as described in Schedule "G" hereto;

     (gg) Paragon Material Contracts. The Paragon Material Contracts listed in Schedule "I" constitute all of the material contracts of Paragon and its subsidiaries;

     (hh) No Default. There has not been any default in any material obligation of Paragon or any other party to be performed under any of the Paragon Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and Paragon is not aware of any default in the obligations of any other party to any of the Paragon Material Contracts;

     (ii) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Paragon or its subsidiaries. Neither Paragon nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Paragon Assets - Paragon Equipment

     (jj) Paragon Equipment. The Paragon Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Paragon Assets - Paragon Goodwill and Other Assets

     (kk) Paragon Goodwill. Paragon and its subsidiaries do not carry on the Paragon Business under any other business or trade names. Paragon does not have any knowledge of any infringement by Paragon or its subsidiaries of any patent, trademarks, copyright or trade secret;

The Paragon Business

     (ll) Maintenance of Business. Since the date of the Paragon Financial Statements, Paragon and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

     (mm) Subsidiaries. Paragon does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

Paragon - Acquisition Shares

     (nn) Acquisition Shares. The Acquisition Shares when delivered to NewMarket pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of Paragon, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2 The representations and warranties of Paragon contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Unione or NewMarket, the representations and warranties of Paragon shall survive the Closing.

Indemnity

3.3 Paragon agrees to indemnify and save harmless Unione and NewMarket from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Paragon to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Paragon to Unione or NewMarket hereunder.


                                    ARTICLE 4
                              COVENANTS OF PARAGON

Covenants

4.1 Paragon covenants and agrees with Unione and NewMarket that it will:

     (a) Conduct of Business. Until the Closing, conduct the Paragon Business diligently and in the ordinary course consistent with the manner in which the Paragon Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use its best efforts to preserve the Paragon Business and the Paragon Assets and, without limitation, preserve for Unione Paragon's and its subsidiaries' relationships with any third party having business relations with them;

     (c) Access. Until the Closing, give Unione, NewMarket, and their representatives full access to all of the properties, books, contracts, commitments and records of Paragon, and furnish to Unione, NewMarket and their representatives all such information as they may reasonably request; and

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Paragon Assets notwithstanding the change in control of Unione arising from the Acquisition.

Authorization

4.2 Paragon hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Paragon and its subsidiaries to release any and all information in their possession respecting Paragon and its subsidiaries to NewMarket. Paragon shall promptly execute and deliver to NewMarket any and all consents to the release of information and specific authorizations which NewMarket reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Unione and NewMarket.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                                    NEWMARKET

Representations and Warranties

5.1 NewMarket hereby jointly and severally represent and warrant in all material respects to Paragon, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Unione - Company Status and Capacity

     (a) Formation. Unione is a limited liability company duly formed and validly subsisting under the laws of Brazil and in good standing in Brazil;

     (b) Carrying on Business. Unione carries on the Unione Business primarily in the countries of Brazil and Chile and does not carry on material business activities in any other jurisdiction. The nature of the Unione Business does not require Unione to register or otherwise be qualified to carry on business in any jurisdiction;

     (c) Legal Capacity. Unione has the legal power, capacity and authority to own Unione Assets, to carry on the Business of Unione and to enter into and complete this Agreement;

Unione - Capitalization

     (d) Authorized Capital. The authorized capital of Unione consists of $436,757;

     (e) Ownership of Unione Shares. The issued and outstanding ownership interests of Unione will on Closing consist of Paragon, Inc, (being the Unione Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. NewMarket will be at Closing the registered and beneficial owners of the Unione Shares. The Unione Shares owned by NewMarket will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

     (f) Options, Warrants or Other Rights. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Unione Shares held by NewMarket or for the purchase, subscription or issuance of any of the unissued shares in the capital of Unione;

     (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Unione Shares contained in the charter documents of Unione or under any agreement;

Unione - Records and Financial Statements

     (h) Charter Documents. The charter documents of Unione have not been altered since its formation date, except as filed in the record books of Unione;

     (i) Minute Books. The minute books of Unione are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Unione which required director or shareholder approval are reflected on the corporate minute books of Unione. Unione is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

     (j) Unione Financial Statements. The Unione Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Unione as of the date thereof, and the sales and earnings of the Unione Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (k)  Unione  Accounts  Payable  and  Liabilities.  There  are  no  material liabilities, contingent or otherwise, of Unione which are not disclosed in Schedule "J" hereto or reflected in the Unione Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Unione Financial Statements, and Unione has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Unione as of December 31, 2005 are described in Schedule "J" hereto;

     (l) Unione Accounts Receivable. All the Unione Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of NewMarket, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Unione as of December 31, 2005, are described in Schedule "K" hereto;

     (m) Unione Bank Accounts. All of the Unione Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "L" hereto;

     (n) No Debt to Related Parties. Except as disclosed in Schedule "M" hereto, Unione is not and on Closing will not be, indebted to NewMarket nor to any family member thereof, nor to any affiliate, director or officer of Unione or NewMarket except accounts payable on account of bona fide business transactions of Unione incurred in normal course of Unione Business, including employment agreements with NewMarket, none of which are more than 30 days in arrears;

     (o) No Related Party Debt to Unione. Except as set forth on Schedule "M" hereto, neither NewMarket nor any director, officer or affiliate of Unione is now indebted to or under any financial obligation to Unione on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (p) No Dividends. No dividends or other distributions on any shares in the capital of Unione have been made, declared or authorized since the date of the Unione Financial Statements;

     (q) No Payments. No payments of any kind have been made or authorized since the date of the Unione Financial Statements to or on behalf of NewMarket or to or on behalf of officers, directors, shareholders or employees of Unione or under any management agreements with Unione, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Unione, except as set forth in the Unione Financial Statements;

     (s)  No Adverse Events. Since the date of the Unione Financial Statements:

          (i)  there  has  not  been  any   material   adverse   change  in  the
               consolidated financial position or condition of Unione, its liabilities or the Unione Assets or any damage, loss or other change in circumstances materially affecting Unione, the Unione

               Business or the Unione Assets or Unione's right to carry on the Unione Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Unione, the Unione Business or the Unione Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by Unione to NewMarket or to any of Unione's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Unione Business has been and continues to be carried on in the ordinary course,

          (v)  Unione has not waived or surrendered any right of material value,

          (vi) Unione  has not  discharged  or  satisfied  or paid  any  lien or
               encumbrance  or  obligation  or  liability   other  than  current
               liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

Unione - Income Tax Matters

     (t) Tax Returns. All tax returns and reports of Unione required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Unione or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Unione. Unione is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Unione - Applicable Laws and Legal Matters

     (v) Licenses. Unione holds all licenses and permits as may be requisite for carrying on the Unione Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Unione Business;

     (w) Applicable Laws. Unione has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Unione Business, and, to the knowledge of NewMarket, Unione is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Unione Business;

     (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Unione, the Unione Business, or any of the Unione Assets, nor do NewMarket have any knowledge of any deliberate act or omission of Unione that would form any material basis for any such action or proceeding;

     (y) No Bankruptcy. Unione has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Unione and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Unione;

     (z) Labor Matters. Unione is not party to any collective agreement relating to the Unione Business with any labor union or other association of employees and no part of the Unione Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of NewMarket, has made any attempt in that regard;

     (aa) Finder's Fees. Unione is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

     (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Unione;

     (cc) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of Unione or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Unione is a party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, Unione Material Contracts, or any right or rights enjoyed by Unione,

          (iii) result  in any  alteration  of  Unione's  obligations  under any
               agreement  to  which  Unione  is  a  party   including,   without
               limitation, the Unione Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Unione Assets,

          (v) result in the imposition of any tax liability to Unione relating to Unione Assets or the Unione Shares, or

          (vi) violate any court order or decree to which either Unione is subject;

Unione Assets - Ownership and Condition

     (dd) Business Assets. The Unione Assets, comprise all of the property and assets of the Unione Business, and neither NewMarket nor any other person, firm or corporation owns any assets used by Unione in operating the Unione Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "N" or "Q" hereto;

     (ee) Title. Unione is the legal and beneficial owner of the Unione Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "N" or "Q" hereto;

     (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Unione Assets;

     (gg) Unione Insurance Policies. Unione maintains the public liability insurance and insurance against loss or damage to the Unione Assets and the Unione Business as described in Schedule "P" hereto;

     (hh) Unione Material Contracts. The Unione Material Contracts listed in Schedule "R" constitute all of the material contracts of Unione;

          (ii) No Default. There has not been any default in any material obligation of Unione or any other party to be performed under any of Unione Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and Unione is not aware of any default in the obligations of any other party to any of the Unione Material Contracts;

     (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Unione. Unione is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Unione Assets - Unione Equipment

     (kk) Unione Equipment. The Unione Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Unione Assets - Unione Goodwill and Other Assets

     (ll) Unione Goodwill. Unione carries on the Unione Business only under the name "Unione Technologies, Inc." and variations thereof and under no other business or trade names. NewMarket do not have any knowledge of any infringement by Unione of any patent, trademark, copyright or trade secret;

The Business of Unione

     (mm) Maintenance  of  Business.  Since  the  date of the  Unione  Financial
          Statements, the Unione Business has been carried on in the ordinary course and Unione has not entered into any material agreement or commitment except in the ordinary course; and

     (nn) Subsidiaries. Unione does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Unione does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of Unione contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Paragon, the representations and warranties of Unione shall survive the Closing.

Indemnity

5.3 NewMarket agree to indemnify and save harmless Paragon from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (collectively, the "Claims") (subject to the right of NewMarket to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Unione or NewMarket to Paragon hereunder; provided, however, NewMarket shall not be required to indemnify Paragon for any such Claims in excess of the value of the Unione Shares.


                                    ARTICLE 6
                             COVENANTS OF UNIONE AND
                                    NEWMARKET

Covenants

6.1 Unione and NewMarket covenant and agree with Paragon that they will:

     (a) Conduct of Business. Until the Closing, conduct the Unione Business diligently and in the ordinary course consistent with the manner in which the Unione Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Unione Business and the Unione Assets and, without limitation, preserve for Paragon Unione's relationships with their suppliers, customers and others having business relations with them;

     (c) Access. Until the Closing, give Paragon and its representatives full access to all of the properties, books, contracts, commitments and records of Unione relating to Unione, the Unione Business and the Unione Assets, and furnish to Paragon and its representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Unione Assets, including the Unione Material Contracts, notwithstanding the change in control of Unione arising from the Acquisition;

     (e) Reporting and Internal Controls. From and after the Closing, NewMarket shall forthwith take all required actions to implement internal controls on the business of Unione to ensure that Unione and Paragon comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;

     (f) 1934 Act Reports. From and after the Closing Date, take all such steps as are necessary to discharge all reporting obligations imposed upon them by the Securities Exchange Act of 1934;

Authorization

6.2 Unione hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Unione to release any and all information in their possession respecting Unione to Paragon. Unione shall promptly execute and deliver to Paragon any and all consents to the release of information and specific authorizations which Paragon reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of Paragon.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of Paragon

7.1 Paragon's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Paragon hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Unione or NewMarket at or prior to the Closing will have been complied with or performed;

     (c) title to the Unione Shares held by NewMarket and to the Unione Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the Unione Shares shall be duly transferred to Paragon;

     (d)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Unione, its liabilities or the Unione Assets or any damage, loss or other change in circumstances materially and adversely affecting Unione, the Unione Business or the Unione Assets or Unione's right to carry on the Unione Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Unione or the Unione Business (whether or not covered by insurance) materially and adversely affecting Unione, the Unione Business or the Unione Assets;

     (e) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

     (f) the transactions contemplated hereby shall have been approved by the Board of Directors and shareholders of Unione;

     (g) on or prior to the Closing Date, Unione and/or NewMarket shall have acquired all of the ordinary shares held by NewMarket that are not participating in this Agreement so that Paragon shall acquire 100% of the presently issued and outstanding Unione Shares; and

     (h) on or prior to the Closing Date, Unione shall have delivered the Unione Financial Statements.

Waiver by Paragon

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Paragon and any such condition may be waived in whole or in part by Paragon at or prior to the Closing by delivering to Unione a written waiver to that effect signed by Paragon. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Paragon shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Unione and NewMarket

7.3 The obligations of Unione and NewMarket to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a)  all  documents  or copies of  documents  required to be  executed  and
          delivered  to  Unione   hereunder  will  have  been  so  executed  and
          delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Paragon at or prior to the Closing will have been complied with or performed;

     (c) Paragon will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to Unione at the Closing and the Acquisition Shares will be registered on the books of Paragon in the name of the holder of Unione Shares at the time of Closing;

     (d) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (e)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Paragon, its subsidiaries, their liabilities or the Paragon Assets or any damage, loss or other change in circumstances materially and adversely affecting Paragon, the Paragon Business or the Paragon Assets or Paragon' right to carry on the Paragon Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Paragon or the Paragon
               Business (whether or not covered by insurance) materially and adversely affecting Paragon, its subsidiaries, the Paragon Business or the Paragon Assets;

     (f) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

     (g) the transactions contemplated hereby shall have been approved by the Board of Directors of Paragon;

          (i) each of the directors and officers of Paragon shall have resigned as directors and/or officers of Paragon;

     Philip Verges shall have been appointed as the Chairman of the Board of the Board of Directors of Paragon and Bruce Noller and Phil Rauch shall have been appointed to the Board of Directors, provided, however, such appointment of Bruce Noller & Phil Rauch shall not become effective until 10 days after the mailing of the Schedule 14f.

Waiver by Unione and NewMarket

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Unione and NewMarket and any such condition may be waived in whole or in part by Unione or NewMarket at or prior to the Closing by delivering to Paragon a written waiver to that effect signed by Unione and NewMarket. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Unione and NewMarket shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $10.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before March 1, 2007 (the "Termination Date"), this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Unione and Paragon and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that Paragon will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of Paragon's filings with the Securities and Exchange Commission.


                                    ARTICLE 8
                                      RISK

Material Change in the Business of Unione

8.1 If any material loss or damage to the Unione Business occurs prior to Closing and such loss or damage, in Paragon' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Paragon shall, within two (2) days following any such loss or damage, by notice in writing to Unione, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Paragon' obligations to carry out the transactions contemplated hereby, be vested in Unione or otherwise adequately secured to the satisfaction of Paragon on or before the Closing Date.

Material Change in the Paragon Business

8.2 If any material loss or damage to the Paragon Business occurs prior to Closing and such loss or damage, in Unione's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Unione shall, within two (2) days following any such loss or damage, by notice in writing to Paragon, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Unione's obligations to carry out the transactions contemplated hereby, be vested in Paragon or otherwise adequately secured to the satisfaction of Unione on or before the Closing Date.


                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing on Closing Date in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Unione

9.2 On or before the Closing or 45 days after the execution of the share exchange agreement with the consent of Paragon, Unione and NewMarket will deliver or cause to be delivered to Paragon:

     (a) the original or certified copies of the charter documents of Unione, including amendments thereof, and all corporate records documents and instruments of Unione, the corporate seal of Unione and all books and accounts of Unione;

     (b) all reasonable consents or approvals required to be obtained by Unione for the purposes of completing the Acquisition and preserving and maintaining the interests of Unione under any and all Unione Material Contracts and in relation to Unione Assets;

     (c) certified copies of such resolutions and minutes of the shareholders and directors of Unione as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) an acknowledgement from Unione and NewMarket of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

     (e) the certificates or other evidence of ownership of the Unione Shares, together with such other documents or instruments required to effect transfer of ownership of the Unione Shares to Paragon; and

     (f) such other documents as Paragon may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by Paragon

9.3 On or before the Closing or 45 days after the execution of the share exchange agreement with the consent of Paragon, Paragon shall deliver or cause to be delivered to Unione and NewMarket:

     (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Unione Common Stock;

     (b) certified copies of such resolutions of the directors of Paragon as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (c) a certified copy of a resolution of the directors of Paragon dated as of the Closing Date appointing the nominees of Unione as officers of Unione and appointing the nominee of NewMarket to the board of directors of Paragon;

     (d)  resignations of all of the officers of Paragon as of the Closing Date;

     (e)  undated resignation of Paul K. Danner as director of Paragon;

     (f) an acknowledgement from Paragon of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

     (g) certificate or incorporation and good standing certificate of Paragon; and

     (h) such other documents as Unione may reasonably require to give effect to the terms and intention of this Agreement.

                                   ARTICLE 10
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3 The address for service of notice of each of the parties hereto is as follows:

(a)        Paragon:

           112 Governors Road
           Ponte Vedra Beach, Florida 32082
           Attention: Paul K. Danner
           Telephone no. (904) 285-7171
           Facsimile no.  (904) 285-0606

(b)        Unione or NewMarket:

           14860 Montfort Drive, Suite 210
           Dallas, Texas 75254
           Attention:
           Telephone no.  (972) 386-3372
           Facsimile no.  (972) 386-8165

           With a copy to:

           Sichenzia Ross Friedman Ference LLP
           1065 Avenue of the Americas
           New York, New York 10018
           Attn:  Andrea Cataneo, Esq.
           Phone:  (212) 930-9700
           Telecopier:  (212) 930-9725

Change of Address

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6 Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.7 The provisions contained herein constitute the entire agreement among Unione, NewMarket and Paragon respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Unione, NewMarket and Paragon with respect to the subject matter hereof.

Enurement

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11 This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws The parties hereto hereby submit to the exclusive jurisdiction of the United States federal courts located in New York, New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. All parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. All parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. All parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The party which does not prevail in any dispute arising under this Agreement shall be responsible for all fees and expenses, including attorneys' fees, incurred by the prevailing party in connection with such dispute.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

PARAGON FINANCIAL CORPORATION


By: /s/ Paul K. Danner
    --------------------------
    Paul K. Danner, Chairman


UNIONE CONSULTING LTDA.


By: /s/ Philip Verges
    --------------------
    Philip Verges, CEO


NEWMARKET TECHNOLOGY, INC.


By: /s/ Philip Verges, CEO
    ----------------------
    Philip Verges, CEO